Filed Pursuant to Rule 497(d)


                    VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES

                         Insured Municipals Income Trust

                         Supplement to the Prospectuses

On October 25, 2010, Standard & Poor's lowered the counterparty credit and financial strength ratings of both Assured Guaranty Corp. and Assured Guaranty Municipal Corp. to AA+ from AAA, with a stable outlook. The downgrades reflect Standard & Poor's view of a struggling financial guarantee market, each company's weak statutory operating performance, and also the quality of each company's capital within Standard & Poor's capital adequacy analysis.



Supplement Dated: October 28, 2010